               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 17, 2005

                     NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-02                           61-6285998
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois             60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On October 17, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of September 2005
           for the NAVISTAR FINANCIAL 2002-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  October 27, 2005                   By:/s/ John V. Mulvaney, Sr.
--------------------------                       -------------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #42, dated October 17, 2005

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                                   EXHIBIT 20

                    Navistar Financial 2002 - A Owner Trust
                           For the Month of September 2005
                     Distribution Date of October 17, 2005
                            Servicer Certificate  #42

Original Pool Amount                                             $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                     $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                    $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                            $64,546,874.20
Beginning Pool Factor                                                  0.1290938

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $4,145,788.11
     Interest Collected                                              $367,867.40

Additional Deposits:

     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds/Recoveries                                  $32,781.45
Total Additional Deposits                                             $32,781.45

Repos/Chargeoffs                                                      $51,828.01
Aggregate Number of Notes Charged Off                                         96

Total Available Funds                                              $4,392,520.30

Ending Pool Balance                                               $60,503,174.74
Ending Pool Factor                                                     0.1210064

Servicing Fee                                                         $53,789.06
     memo: Servicer will allocate $1,500.00 of Servicing Fee
           as Administration Fee

Repayment of Servicer Advances                                       $153,916.66

Reserve Account:

     Beginning Balance  (see Memo Item)                           $10,066,739.51                 ==================================
     Target Percentage                                                      5.50%                   Memo Item - Reserve Account
     Target Balance                                                $3,327,674.61                 Opening balance      $9,999,997.65
     Specified Yield Supplement Amount                                     $0.00
     Specified Yield Supplement Amount                                $25,884.41                 +  Invest. Income       $28,617.14
     Specified Reserve Account Balance                             $3.353,559.02                 +  Excess Serv.         $38,124.72
     Minimum Balance                                               $9,999,997.65                 +  Transfer (to)
    (Release)/Deposit                                                ($66,741.86)                   Collections Acct          $0.00
     Ending Balance                                                $9,999,997.65                                      -------------
                                                                                                    Beginning Bal.   $10,066,739.51
                                                                                                 ==================================
Current Weighted Average APR:                                             7.227%

Current Weighted Average Remaining Term (months):                          16.63

Delinquencies                                                       Dollars   Notes
                       Installments:  1 - 30 days                515,424.67     470
                                     31 - 60 days                105,905.49     103
                                     60+  days                    95,703.78      27

                              Total:                             717,033.94     484
                           Balances: 60+  days                   287,777.57      27

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                                            Navistar Financial 2002 - A Owner Trust
                                                For the month of September 2005

                                                                                NOTES
                                               TOTAL      CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4     CLASS B NOTES
Original Pool Amount                  $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Distributions:
                    Distribution Percentages  (1)               0.00%           0.00%           0.00%          96.00%          4.00%

                      Coupon                                  1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance                 $64,546,874.20
Ending Pool Balance                    $60,503,174.74

Collected Principal                     $3,991,871.45
Collected Interest                        $367,867.40
Charge - Offs                              $51,828.01
Liquidation Proceeds/Recoveries            $32,781.45

Servicing & Administration Fee             $53,789.06
Investment Earnings from Pre-Funding Acct.      $0.00
Negative Carry Amount                           $0.00
Cash Transfer from Pre-Funding Acct.            $0.00
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for
                 Debt Service           $4,338,731.24

Beginning Balance                       64,546,874.20         $0.00            $0.00          $0.00  $59,044,999.23   $5,501,874.97

Interest Due (2)                          $256,907.06         $0.00            $0.00          $0.00     $234,211.83      $22,695.23
Interest Paid                             $256,907.06         $0.00            $0.00          $0.00     $234,211.83      $22,695.23
Principal Due                           $4,043,699.46         $0.00            $0.00          $0.00   $3,881,951.48     $161,747.98
Mandatory Prepayments Class A-1 only            $0.00         $0.00
Principal Paid                          $4,043,699.46         $0.00            $0.00          $0.00   $3,881,951.48     $161,747.98

Ending Balance                         $60,503,174.74         $0.00            $0.00          $0.00  $55,163,047.75   $5,340,126.99

Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt.)                     0.0000           0.0000         0.0000          0.4559          0.2670

Total Distributions                     $4,300,606.52         $0.00            $0.00          $0.00   $4,116,163.31     $184,443.21

Interest Shortfall                              $0.00         $0.00            $0.00          $0.00           $0.00           $0.00
Principal Shortfall                             $0.00         $0.00            $0.00          $0.00           $0.00           $0.00
                      Total Shortfall           $0.00         $0.00            $0.00          $0.00           $0.00           $0.00

Excess Servicing
     (see Memo Item - Reserve Account)     $38,124.72

Beginning Reserve Acct Balance         $10,066,739.51
(Release)/Draw                            ($66,741.86)
Ending Reserve Acct Balance             $9,999,997.65

(1)Principal distributions will be paid in the following                (* x represents previously paid interest to other classes.)
priority:  First to Class A-1 until paid in full, second                (* y represents previously paid interest and principal
96.00% applied sequentially to Class A notes and 4.00% to                 to other classes.)
Class B notes until all Class A Notes are repaid in full,               ===========================================================
then 100% to Class B Notes.                                             Memo Item - Advances:
(2)Class A-1 Interest based on Actual Number of Days.                     Servicer Advances - Current Month         ($153,916.66)
Interest on other classes based on a 30 day month.                        Total Outstanding Servicer Advances      $2,193,401.49
Interest for first settlement based off 15 days, from                   ===========================================================
04/30/02 to, but excluding, 5/15/02.

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                                                Navistar Financial 2002 - A Owner Trust
                                                    For the Month of September 2005

Trigger Events    A) Loss Trigger
                  B) Delinquency Trigger
                  C) Noteholders Percent Trigger

                                                  5              4              3              2              1
                                                May-05          Jun-05        Jul-05         Aug-05         Sep-05

Beginning Pool Balance                     $83,896,740.92  $78,808,903.67 $74,026,654.65 $69,044,263.69 $64,546,874.20

A)  Loss Trigger:

Principal of Contracts Charged Off             $20,674.70      $76,730.97     $77,467.77     $17,561.69     $51,828.01

Recoveries                                     $57,036.46      $44,631.78    $249,337.23     $85,189.72     $32,781.45

Total Charged Off (Months 5, 4, 3)           $174,873.44
Total Recoveries (Months 3, 2, 1)            $367,308.40
                                          --------------
Net Loss/(Recoveries) for 3 Mos             ($192,434.96)(a)

Total Balance (Months 5, 4, 3)           $236,732,299.24 (b)

Loss Ratio Annualized  [(a/b) * (12)]            -0.9755%

Trigger:  Is Ratio > 1.5%                              No
                                                                              Jul-05         Aug-05         Sep-05

B)  Delinquency Trigger:                                                    $297,817.88    $222,628.79    $287,777.57
    Balance delinquency 60+ days                                                0.40231%       0.32244%       0.44584%
    As % of Beginning Pool Balance                                              0.44811%       0.39916%       0.39020%
    Three Month Average

    Trigger:  Is Average > 2.0%                       No

C)  Noteholders Percent Trigger:                  2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger:  Is Minimum < 1.0%                        No

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